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                                                                     Exhibit 4.2

                     LYNX REAL-TIME SYSTEMS, INCORPORATED
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     This Amended and Restated Investors' Rights Agreement (this "Agreement") is made and entered into as of the 9th day of March, 2000, by and among Lynx Real-Time Systems, Incorporated, a California corporation (the "Company"), and the investors listed on the signature pages attached hereto (each a "Holder" and together the "Holders").

                                   RECITALS

     WHEREAS, the Company and certain of the Holders are parties to the Series F Preferred Stock Purchase Agreement dated of even date herewith (the "Series F Agreement"), certain of the Company's and the Holders' obligations under which are conditioned upon the execution and delivery by the Holders and the Company of this Agreement; and

     WHEREAS, the parties hereto desire to amend and restate that certain Rights Agreement dated June 9, 1998 (the "Prior Rights Agreement").

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.   RESTRICTIONS ON TRANSFERABILITY OF SECURITIES; REGISTRATION RIGHTS.

     1.1.  Certain Definitions.  As used in this Agreement, the following terms
           -------------------
shall have the meanings set forth below:

           (a) "Closing" shall mean the date of the initial sale of shares of the Company's Series F Preferred Stock.

           (b) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act (as defined below).

           (c) "Conversion Event" shall mean (i) any acquisition of the Company by means of merger or other form of corporate reorganization in which outstanding shares of the Company are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation or its subsidiary (other than a mere reincorporation transaction) or (ii) a sale of all or substantially all of the assets of the Company.

           (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

           (e) "Initiating Holders" shall mean any Holder or Holders who in the aggregate hold not less than forty percent (40%) of the outstanding Registrable Securities.
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          (f)  "Other Shareholders" shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

          (g) "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above, provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

          (h) The terms "register," "registered," and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (as defined below) and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

          (i) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of counsel for the Holders, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, which expenses shall be paid by the Company, but shall not include Selling Expenses and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

          (j) "Restricted Securities" shall mean any Registrable Securities required to bear the legend set forth in Section 1.2(b) hereof.

          (k) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act (as defined below), as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          (l) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act (as defined below), as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          (m) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

          (n) "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.

          (o) "Shares" shall mean the Company's Series E-2 and Series F Preferred Stock.

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     1.2.  Restrictions on Transfer.
           ------------------------

           (a) Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 1.2, provided and to the extent such Section 1.2 is then applicable, and:

                (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                (ii) (A) Such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the terms of the proposed disposition (including transferee name and number of shares), and (B) if reasonably requested by the Company such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                (iii) Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or retired partners in accordance with partnership interests, (B) a corporation to its shareholders in accordance with their interest in the corporation, (C) a limited liability company to its members or former members in accordance with their interest in the limited liability company, or (D) to the Holder's family member or trust for the benefit of an individual Holder, provided the transferee will be subject to the terms of this Section 1.2 to the same extent as if such transferee were an original Holder hereunder.

           (b) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

           THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

           (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel at such

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Holder's expense (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

           (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

     1.3.  Requested Registration.
           ----------------------

           (a)  Request for Registration.  If the Company shall receive from
                ------------------------
Initiating Holders a written request that the Company effect any registration with respect to all or a part of the Registrable Securities the aggregate proceeds of which exceed ten million dollars ($10,000,000) the Company will:

                (i) promptly give written notice of the proposed registration to all other Holders; and

                (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, filing post effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered.

           The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.3:

                (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                (B) After the Company has initiated two (2) such registrations pursuant to this Section 1.3(a) (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which securities have been sold);

                (C) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company initiated registration; provided that the Company is actively employing in good faith its reasonable efforts to cause such registration statement to become effective;

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               (D)  If the Initiating Holders propose to dispose of shares of
          Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 1.6 hereof;

               (E) If the Initiating Holders do not request that such offering be firmly underwritten by underwriters selected by the Initiating Holders (subject to the consent of the Company, which consent will not be unreasonably withheld); or

               (F) If the Company and the Initiating Holders are unable to obtain the commitment of the underwriter described in clause (E) above to firmly underwrite the offer.

          (b) Subject to the foregoing clauses (A) through (F), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing (except as provided in clause (C) above) for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

          The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Sections 1.3(b) and 1.14 hereof, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

          (c)  Underwriting. The right of any Holder to registration pursuant to
               ------------
Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the other Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

          (d)  Procedures.  If the Company shall request inclusion in any
               ----------
registration pursuant to Section 1.3 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 1.3, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 1 (including Section 1.13). The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form

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with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriters are reasonably acceptable to the Company. Notwithstanding any other provision of this Section 1.3, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 1.14 hereof. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.3(d), then the Company shall offer to all holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with
Section 1.14.

     1.4.  Company Registration.
           --------------------

           (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Section 1.3 or 1.6 hereof), other than a registration relating solely to employee benefit plans, or a registration relating to a corporate reorganization or other transaction under Rule 145, or a registration on any registration form that does not permit secondary sales, the Company will:

                (i)  promptly give to each Holder written notice thereof; and

                (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.4(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within fifteen
     (15) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Holder's Registrable Securities.

           (b)  Underwriting.  If the registration of which the Company gives
                ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.4(a)(i). In such event, the right of any Holder to registration pursuant to this Section 1.4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through

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such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

           Notwithstanding any other provision of this Section 1.4, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting if it is the Company's initial public offering but shall include a minimum of 25% of Registrable Securities in the case of any other offering under this Section 1.4. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 1.14. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

           If shares are so withdrawn from the registration or if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 1.14 hereof.

     1.5.  Expenses of Registration.  All Registration Expenses incurred in
           ------------------------
connection with any registration, qualification or compliance pursuant to Sections 1.4 and 1.6 hereof, and the first two registrations pursuant to Section
1.3 hereof including reasonable fees of one counsel for the selling shareholders shall be borne by the Company; provided, however, that if the Holders bear the Registration Expenses for any registration proceeding begun pursuant to Section
1.3 and subsequently withdrawn by the Holders registering shares therein, such registration proceeding shall not be counted as a requested registration pursuant to Section 1.3 hereof. Furthermore, in the event that a withdrawal by the Holders is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 1.3, such registration shall not be treated as a counted registration for purposes of Section 1.3 hereof, even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf, as shall any other expenses in connection with the registration required to be borne by the Holders of such securities.

     1.6.  Registration on Form S-3.
           ------------------------

           (a) After its initial public offering, the Company shall use commercially reasonable efforts to qualify for registration on Form S-3 or any comparable or successor form or

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forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 1, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), provided, however, that the Company shall not be obligated to effect any such registration if (i) the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $1,000,000, or (ii) in the event that the Company shall furnish the certification described in paragraph 1.3(a)(ii) (but subject to the limitations set forth therein) or (iii) in a given twelve-month period, the Company has effected two (2) such registrations in such period or (iv) it is to be effected more than five (5) years after the Company's initial public offering.

           (b) If a request complying with the requirements of Section 1.6(a) hereof is delivered to the Company, the provisions of Sections 1.3(a)(i) and
(ii) and Section 1.3(b) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 1.3(c) and 1.3(d) hereof shall apply to such registration.

     1.7.  Registration Procedures.  In the case of each registration effected
           -----------------------
by the Company pursuant to Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration and the completion thereof and will provide each Holder with an opportunity to comment on each draft of the registration statement prepared in connection with such registration. At its expense, the Company will use its best efforts to:

           (a) Keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such one hundred twenty
(120) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post effective amendment permit, in lieu of filing a post effective amendment that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

           (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

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          (c)  Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

          (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, the Company shall prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

          (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

          (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

          (g) Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen
(18) months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act;

          (h) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 1.3 hereof, the Company will enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions consistent with the indemnification provisions of this Agreement;

          (i) Make available for inspection by any Holder of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement; and

           (j) Use commercially reasonable efforts to list all Registrable Securities covered by such registration statement on any recognized national securities exchange or automated inter-dealer quotation system registered under the Exchange Act, or, in the case of registration of securities outside of the United States on similar exchanges or inter-dealer systems.

           (k) Provide a legal opinion drafted by counsel to the Company and a comfort letter from the Company's accountants.

     1.8.  Indemnification.
           ---------------

           (a) The Company will indemnify each Holder, each of its officers, directors, partners, employees, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, employees, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission made in reliance on and in conformity with written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein; provided, however, that the foregoing indemnity is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus on file with the SEC at the time the registration statement becomes effective, such indemnity shall not inure to the benefit of any indemnified party, if a copy of the amended prospectus filed with the SEC pursuant to Rule 424(b) (the "Final Prospectus"), was provided to the underwriter or the Holder but was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

           (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, employees, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder and Other Shareholder, and

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each of their officers, directors, partners, employees, legal counsel, and accountants, and each person controlling such Holder or Other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Shareholders, directors, officers, partners, employees, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein provided, however, in no event shall any indemnity under this Section 1.8 exceed the gross proceeds from the offering received by such Holder.

          (c) Each party entitled to indemnification under this Section 1.8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

          (d) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the

Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     1.9.   Information by Holder.  Each Holder of Registrable Securities shall
            ---------------------
furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 1.

     1.10.  Limitations on Subsequent Registration Rights.  From and after the
            ---------------------------------------------
date of this Agreement, the Company shall not, without the prior written consent of a majority in interest of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable than the registration rights granted to the Holders hereunder or which would adversely effect the rights of the Holders.

     1.11.  Rule 144 Reporting.  With a view to making available the benefits of
            ------------------
certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its best efforts to:

            (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

            (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

            (c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

     1.12.  Transfer or Assignment of Registration Rights.  The rights to cause
            ---------------------------------------------
the Company to register securities granted to a Holder by the Company under this
Section 1 may be transferred or assigned by a Holder provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Section 1.

     1.13.  "Market Stand Off" Agreement.  In connection with the initial public
             ----------------------------
offering of the Company's securities, if requested by the Company and the managing underwriter of such offering, the Holders agree not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by the Holders (other than those included in the registration) without the prior written consent of the Company or such managing underwriter for such period of time as may be requested by the Company or such managing underwriter (not to exceed one hundred eighty (180) days after the effective date of such registration statement), provided that all officers and directors of the Company and holders of at least five percent (5%) of the Company's voting securities are bound by and have entered into similar agreements.

     The obligations described in this Section 1.13 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

     1.14.  Allocation of Registration Opportunities.  In any circumstance in
            ----------------------------------------
which all of the Registrable Securities and other shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued series of Preferred Stock of the Company) with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holders or other selling shareholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated first among the Holders and then (in the event that all Holders can participate in the full amount of the Registrable Securities requested to be included) among other selling shareholders requesting inclusion of shares in each case pro rata on the basis of the number of shares of Registrable Securities and Other Shares, as the case may be, that would be held by such Holders and other selling shareholders, as the case may be, assuming conversion, provided, however, that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares, as the case may be, to be included in such registration. If any Holder or other selling shareholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above described procedure, the remaining portion of his allocation shall be reallocated among those requesting Holders and other selling shareholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such Holders and other selling shareholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and other selling shareholders have been so allocated. If, after all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and other selling shareholders have been so allocated, and additional shares may be included in such a registration, securities of the Company may be included in the registration to be sold for the account of the Company; provided, however, that the foregoing shall not in any way limit the right of the Company to sell shares for its own account in registrations initiated by the Company. Without limiting the foregoing provisions of this Section 1.14, the Company shall not limit the number of Registrable

Securities to be included in a registration pursuant to this Agreement in order to include shares held by shareholders with no registration rights or to include shares owned by Inder Singh, Mitchell Bunnell or any other shares of stock issued to employees, officers, directors, or consultants pursuant to the Company's 1988, 1992, and 1997 Stock Option Plans.

     1.15.  Termination of Registration Rights.
            ----------------------------------

            (a) Except as set forth in subparagraph (b) below, the right of any Holder to request registration or inclusion in any registration pursuant to
Section 1.3, 1.4 or 1.6 shall terminate on the closing of the first Company initiated registered public offering of Common Stock of the Company, if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90) day period, or on such date after the closing of the first Company initiated registered public offering of Common Stock of the Company as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90) day period.

            (b) The provisions of subparagraph (a) above shall not apply to any Holder who owns more than five percent (5%) of the Company's outstanding stock until the earlier of (x) such time as such Holder owns less than five percent (5%) of the outstanding stock of the Company, or (y) the expiration of five years after the closing of the first registered public offering of Common Stock of the Company.

2.   COVENANTS OF THE COMPANY.

     The Company hereby covenants and agrees, so long as any Holder owns any Registrable Shares, as follows:

     2.1.  Basic Financial Information.  The Company will furnish to the Holders
           ---------------------------
as soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty (120) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company, and a Company prepared comparison to the Company's operating plan for such year.

     2.2.   Other Financial Information.  The Company will furnish the following
            ---------------------------
reports to Intel Corporation and the Holders of at least 500,000 shares of Series E-2 or Series F Preferred Stock, or shares issuable upon the conversion of Series E-2 or Series F Preferred Stock:

            (a) As soon as practicable after the end of the first, second, and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and cash flows of the

Company and its subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year and to the Company's operating plan then in effect and approved by its Board of Directors, subject to changes resulting from normal year end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except that such financial statements need not contain the notes required by generally accepted accounting principles.

          (b) As soon as practical after the end of each month and in any event within thirty (30) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such month and consolidated statements of income and cash flows of the Company and its subsidiaries, for each month and for the current fiscal year of the Company to date, all subject to normal year end audit adjustments, prepared in accordance with generally accepted accounting principles consistently applied and certified by the principal financial or accounting officer of the Company, together with a comparison of such statements to the corresponding periods of the prior fiscal year and to the Company's operating plan then in effect and approved by its Board of Directors.

          (c) Annually (and in any event no later than forty-five (45) days prior to the beginning of the Company's fiscal year and ten (10) days after adoption by the Board of Directors of the Company) the financial plan of the Company, in such manner and form as approved by the Board of Directors of the Company, which financial plan shall include at least a projection of income and a projected cash flow statement for each fiscal quarter in such fiscal year and a projected balance sheet as of the end of each fiscal quarter in such fiscal year. Any material changes in such business plan shall be delivered to the Holders as promptly as practicable after such changes have been approved by the Board of Directors of the Company.

          (d) With reasonable promptness, such other information and data with respect to the Company and its subsidiaries as the Holders may from time to time reasonably request.

          (e) Simultaneously with filing copies of any reports or communications delivered to any class of the Company's security holders or broadly to the financial community, including any filings by the Company with any securities exchange, the Commission or the National Association of Securities Dealers, Inc.

          (f) The provisions of this Section 2.2 shall not be in limitation of any rights which the Holders may have with respect to the books and records of the Company and its subsidiaries, or to inspect their properties or discuss their affairs, finances and accounts, under the laws of the jurisdictions in which they are incorporated.

          (g) From the date the Company becomes subject to the reporting requirements of the Exchange Act (which shall include any successor federal statute), and in lieu of the financial information required pursuant to Section
2.1 or 2.2(a), copies of its annual reports on Form 10-K and its quarterly reports on Form 10-Q respectively.

     2.3.  Indemnification for Automatic Conversion.  In the event of an
           ----------------------------------------
automatic or mandatory conversion of the shares of Series F Preferred Stock in connection with a Conversion Event, the Holders shall not have any liability for any breach of any representation, warranty, covenant or other obligation or for any loss, claim, damage, expense, indemnification or other liability in connection with such Conversion Event that is (i) not structured as a pro-rata obligation by each such Holder and limited to the consideration such Holder receives in such Conversion Event or (ii) allocated jointly and severally among the such Holder's class of the Company's capital stock. The Holders will not vote such shares of capital stock for any Conversion Event that is not otherwise in compliance with this Section 2.3. This provision may not be amended without the prior written consent of the Holders and shall not terminate until the earlier of (i) the Company's initial public offering or (ii) immediately after the consummation of a Conversion Event (but shall apply to the Conversion Event described in this Section 2.3).

     2.4.  Termination of Covenants.  The covenants set forth in this Section 2
           ------------------------
(other than Section 2.2(e)) shall terminate and be of no further force and effect after the closing of the Company's first firm commitment underwritten public offering registered under the Securities Act.

3.   MISCELLANEOUS.

     3.1.  Governing Law; Dispute Resolution; Attorneys' Fees.
           -----------------------------------------------------

           (a) This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

           (b) The parties agree to negotiate in good faith to resolve any dispute between them regarding this Agreement. If the negotiations do not resolve the dispute to the reasonable satisfaction of parties in dispute, then each such party shall nominate one senior officer of the rank of Vice President or higher as its representative. These representatives shall, within thirty (30) days of a written request by either such party to call such a meeting, meet in person and alone (except for one assistant for each party) and shall attempt in good faith to resolve the dispute. If the disputes cannot be resolved by such senior managers in such meeting, the parties agree that they shall, if requested in writing by either such party, meet within thirty (30) days after such written notification by one of the parties for one day with a mutually acceptable impartial mediator. During such mediation, the parties in dispute will consider dispute resolution alternatives other than litigation. If an alternative method of dispute resolution is not agreed upon within thirty (30) days after the one day mediation, either such party may begin litigation proceedings. This procedure shall be a prerequisite before taking any additional action hereunder.

           (c)  Amendment. Any provision may be amended and the observance
                ---------
thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (i) as to the Company, only by the Company, (ii) as to the Series E-2 Holders, only by such Series E-2 Holders and, (iii) as to the Series F Holders, only by such Series F Holders. Any amendment or waiver effected in accordance with clauses (i), (ii) and (iii) of this paragraph shall be binding upon the Holders and the Company.

           (d) If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement the Stock Purchase Agreement, or the Restated Articles, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and disbursements in addition to any other relief to which such party may be entitled.

     3.2.  Successors and Assigns. Except as otherwise expressly provided
           ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     3.3.  Entire Agreement.  This Agreement constitutes the entire agreement
           ----------------
between the parties relative to the specific subject matter hereof. Any previous agreement relative to the specific subject matter hereof is superseded by this Agreement, and is hereby rendered null and void.

     3.4.  Notices.  All notices, requests, demands, claims, and other
           -------
communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Company:                           Copy to:
     Lynx Real-Time Systems, Incorporated         Wilson Sonsini Goodrich & Rosati, P.C.
     2239 Samaritan Drive                         650 Page Mill Road
     San Jose, CA 95124                           Palo Alto, CA 94304-1050
     Attn: Inder Singh                            Attn: Steven E. Bochner, Esq.
     Telecopy: (408) 879-3920                     Telecopy: (650) 493-6811

If to the Holders:
To the investors listed on Exhibit E of the Purchase Agreement


     Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but not such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

     3.5.  Delays or Omissions.  No delay or omission to exercise any right,
           -------------------
power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

     3.6.  Rights; Separability.  Unless otherwise expressly provided herein, a
           --------------------
Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     3.7.  Titles and Subtitles.  The titles of the paragraphs and subparagraphs
           --------------------
of this Agreement are for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

     3.8.  Counterparts.  This Agreement may be executed in one or more
           ------------
counterparts, including counterparts transmitted by telecopier or telefax, all of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile copies with signatures of the parties to this Agreement, or their duly authorized representatives, shall be legally binding and enforceable. All such facsimile copies are declared as originals and accordingly admissible in any jurisdiction, tribunal or ADR forum having jurisdiction over any matter relating to this Agreement.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.


                              LYNX REAL-TIME SYSTEMS, INCORPORATED


                              By: /s/ Inder M. Singh
                                 -----------------------------------------------

                              Print Name: INDER M. SINGH
                                         ---------------------------------------

                              Title: CEO, CHAIRMAN
                                    --------------------------------------------


                              INTEL CORPORATION


                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------


                              MOTOROLA INC.


                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------


       SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.


                              LYNX REAL-TIME SYSTEMS, INCORPORATED


                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------


                              INTEL CORPORATION


                              By: /s/ Arvind Sodhani
                                 -----------------------------------------------

                              Print Name: Arvind Sodhani
                                         ---------------------------------------

                              Title: Vice President and Treasurer
                                    --------------------------------------------


                              MOTOROLA INC.


                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------


       SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.


                              LYNX REAL-TIME SYSTEMS, INCORPORATED


                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------


                              INTEL CORPORATION


                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------


                              MOTOROLA INC.


                              By: /s/ Wayne Sennett
                                 -----------------------------------------------

                              Print Name: Wayne Sennett
                                         ---------------------------------------

                              Title: Sr. Vice President and General Manager
                                     -------------------------------------------


       SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.


                              LYNX REAL-TIME SYSTEMS, INCORPORATED


                              By: /s/ Irving W Miller
                                 -----------------------------------------------

                              Print Name: Irving W Miller
                                         ---------------------------------------

                              Title: CEO, Turbolinux
                                    --------------------------------------------

                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------

                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------

                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------

                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------


       SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.


                              THE COMPANY:

                              LYNX REAL-TIME SYSTEMS,
                              INCORPORATED

                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------

                              THE PURCHASERS

                              By:
                                  ----------------------------------------------

                              Print Name: BEHDAD EGHBALI
                                          --------------------------------------
                              Title:
                                     -------------------------------------------

                              By: /s/ Bryan Polster
                                  ----------------------------------------------

                              Print Name: BRYAN POLSTER

                              FRANK, RIMERMAN & CO. LLP
                              --------------------------------------------------

                              Title: Managing Ptr.
                                     -------------------------------------------


                              By:
                                  ----------------------------------------------

                              Print Name: MATTHEW M. SIMI
                                          --------------------------------------
                              Title:
                                     -------------------------------------------


       SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.


                              LYNX REAL-TIME SYSTEMS, INCORPORATED


                              By: /s/ Matthew M. Simi
                                 -----------------------------------------------

                              Print Name: Matthew M. Simi
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------

                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------

                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------

                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------

                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------


       SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.

                              LYNX REAL-TIME SYSTEMS, INCORPORATED


                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                     -------------------------------------------


                              FRANK VILLARREAL


                              By: /s/ Frank Villarreal
                                 -----------------------------------------------

                              Print Name:  Frank Villarreal
                                         ---------------------------------------

                              Title: VICE PRESIDENT
                                    --------------------------------------------

       SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.


                              LYNX REAL-TIME SYSTEMS, INCORPORATED

                              ADVII, a California general partnership

                              By: /s/ Robert Newton
                                 -----------------------------------------------

                              Print Name:  Robert Newton
                                         ---------------------------------------

                              Title: General Partner
                                    --------------------------------------------

                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------

                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------

                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------

                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------


       SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.


                              LYNX REAL-TIME SYSTEMS, INCORPORATED


                              By: /s/ Michal K. Ackall
                                 -----------------------------------------------

                              Print Name:  Michal K. Ackall
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------

                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------

                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------

                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------

                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                    --------------------------------------------


       SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.

                              THE COMPANY:

                              LYNX REAL-TIME SYSTEMS,
                              INCORPORATED

                              By:
                                 -----------------------------------------------

                              Print Name:
                                         ---------------------------------------

                              Title:
                                     -------------------------------------------

                              THE PURCHASERS:

                              By: /s/ Patrick Gallagher
                                  ----------------------------------------------

                              Print Name: PAT GALLAGHER
                                          --------------------------------------
                              Title:
                                     -------------------------------------------


                              By:
                                  ----------------------------------------------

                              Print Name:

                              FRANK VILLARREAL
                              --------------------------------------------------

                              Title:
                                     -------------------------------------------


                              By:
                                  ----------------------------------------------

                              Print Name: LARA FARHAM
                                          --------------------------------------
                              Title:
                                     -------------------------------------------


           SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.



                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By: _______________________________

                                   Print Name: _______________________

                                   Title: ____________________________


                                   HENCORP VENTURE PARTNERS, LLC


                                   By:  /s/ Victor Henriquez
                                       -------------------------------

                                   Print Name:  Victor Henriquez
                                               -----------------------

                                   Title:    Chairman
                                          ----------------------------


       SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.



                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:    /s/ Inder Singh
                                       -------------------------------

                                   Print Name:   Inder Singh
                                               -----------------------

                                   Title:           CEO.
                                          ----------------------------



                                   By:    /s/ Hskhe Ravine Kohli
                                       -------------------------------

                                   Print Name: _______________________

                                   Title: ____________________________



                                   By:    /s/ Hskhe Ravine Kohli
                                       -------------------------------

                                   Print Name: _______________________

                                   Title: ____________________________


       SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.



                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:    /s/ Bhupi Singh
                                       -------------------------------

                                   Print Name:   BHUPI SINGH
                                               -----------------------

                                   Title:           CFO
                                          ----------------------------



                                   By:    /s/ Rajvir Singh
                                       -------------------------------

                                   Print Name:    RAJVIR SINGH
                                               -----------------------

                                   Title:       Individual
                                          ----------------------------




                                   By: _______________________________

                                   Print Name: _______________________

                                   Title: ____________________________


       SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.



                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:    /s/ Inder Singh
                                       -------------------------------

                                   Print Name:   Inder Singh
                                               -----------------------

                                   Title:           CEO
                                          ----------------------------



                                   By: /s/ Raj Popli
                                      --------------------------------

                                   Print Name: RAJ POPLI
                                              ------------------------

                                   Title: Managing member
                                         -----------------------------
                                          Netangeln Fund II L.L.C.

                                   By: _______________________________

                                   Print Name: _______________________

                                   Title: ____________________________


       SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.



                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:    /s/ Bhupi Singh
                                       -------------------------------

                                   Print Name:   Bhupi Singh
                                               -----------------------

                                   Title:         VP Finance, CFO
                                          ----------------------------



                                   By: _______________________________

                                   Print Name: _______________________

                                   Title: ____________________________



                                   By: /s/ Richard J. Love
                                      --------------------------------

                                   Print Name: Richard J. Love
                                              ------------------------

                                   Title: ____________________________


       SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.



                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:    /s/ Inder M. Singh
                                       -------------------------------

                                   Print Name:   Inder M. Singh
                                               -----------------------

                                   Title:       CEO, CHAIRMAN
                                          ----------------------------


                                   SATWIK FUND I


                                   By: /s/ Dinesh Gupta
                                      --------------------------------

                                   Print Name: DINESH GUPTA
                                              ------------------------

                                   Title: MANAGING MEMBER
                                         -----------------------------


                                   SATWIK AFFLIATES I


                                   By: /s/ Dinesh Gupta
                                      --------------------------------

                                   Print Name: DINESH GUPTA
                                              ------------------------

                                   Title: MANAGING MEMBER
                                         -----------------------------

       SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.



                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:    /s/ Surinder Singh
                                       -------------------------------

                                   Print Name:   SURINDER SINGH
                                               -----------------------

                                   Title: ____________________________



                                   By:    /s/ Surinder Singh
                                       -------------------------------

                                   Print Name: _______________________

                                   Title: ____________________________



                                   By: _______________________________

                                   Print Name: _______________________

                                   Title: ____________________________


       SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.



                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By: _______________________________

                                   Print Name:   BHUPI SINGH
                                               -----------------------

                                   Title:       VP Finance, CFO
                                          ----------------------------



                                   By: /s/ Theron T. Chapman, Jr.
                                      --------------------------------

                                   Print Name: THERON T. CHAPMAN, JR.
                                              ------------------------

                                   Title:    TRUSTEE
                                          ----------------------------


                                   By: _______________________________

                                   Print Name: _______________________

                                   Title: ____________________________


       SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.



                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By: /s/ Bhupi Singh
                                       -------------------------------

                                   Print Name:   BHUPI SINGH
                                               -----------------------

                                   Title:    VP Finance, CFO
                                          ----------------------------



                                   By: /s/ Pradef Asuran
                                      --------------------------------

                                   Print Name: PRADEF ASURAN
                                              ------------------------

                                   Title: Phandna 2000 LLC
                                         -----------------------------


                                   By: _______________________________

                                   Print Name: _______________________

                                   Title: ____________________________


       SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F
               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.



                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:    /s/ Bhupi Singh
                                       -------------------------------

                                   Print Name:   BHUPI SINGH
                                               -----------------------

                                   Title:           CFO
                                          ----------------------------



                                   By: /s/ Jay Sethuram
                                      --------------------------------

                                   Print Name: JAY SETHURAM
                                              ------------------------

                                   Title: ____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:            /s/ Bhupi Singh
                                      ---------------------------------------
                                   Print Name:    Bhupi singh
                                              -------------------------------
                                   Title:         CFO
                                         ------------------------------------



                                   By:            /s/ Satinder V. Singh
                                      ---------------------------------------
                                   Print Name:  Satinder V. Singh
                                              -------------------------------
                                   Title:____________________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:            /s/ Bhupi Singh
                                      ---------------------------------------
                                   Print Name:    Bhupi Singh
                                              -------------------------------
                                   Title:        VP Finance, CFO
                                         ------------------------------------


                                   GREEN MOUNTAIN VENTURE, LLC.


                                   By:           /s/ Tony Huang
                                      ---------------------------------------
                                   Print Name:   Tony Huang
                                              -------------------------------
                                   Title:    Manager
                                         ------------------------------------



  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:       /s/ Shang-Te Chan
                                      ---------------------------------------
                                        Technology Partners Venture Capital Co.
                                   Print Name:
                                             ---------------------------------
                                   Title:     Shang-Te Chan /president
                                          ------------------------------------



                                   By:            /s/ Bhupi Singh
                                        --------------------------------------
                                   Print Name:   Bhupi Singh
                                              --------------------------------
                                   Title:  Vice President, Finance
                                            Chief Financial Officer
                                            LynuxWorks, Inc.
                                         -------------------------------------


                                   By: _______________________________________

                                   Print Name: _______________________________

                                   Title: ____________________________________






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:       /s/ Sing-Ling Peng
                                      ---------------------------------------
                                   Print Name: Sing-Ling Peng
                                             --------------------------------
                                   Title: ___________________________________



                                   By:            /s/ Bhupi Singh
                                        --------------------------------------
                                   Print Name:   Bhupi Singh
                                              --------------------------------
                                   Title:  Vice President, Finance
                                            Chief Financial Officer
                                            LynuxWorks, Inc.
                                         -------------------------------------


                                   By: _______________________________________

                                   Print Name: _______________________________

                                   Title: ____________________________________






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:       /s/ Shang-Te Chan
                                      ---------------------------------------
                                   Print Name: TEC Investment Corp.
                                             ---------------------------------
                                   Title:     Shang-Te Chan /president
                                          ------------------------------------



                                   By:            /s/ Bhupi Singh
                                        --------------------------------------
                                   Print Name:   Bhupi Singh
                                              --------------------------------
                                   Title:  Vice President, Finance
                                            Chief Financial Officer
                                            LynuxWorks, Inc.
                                         -------------------------------------


                                   By: _______________________________________

                                   Print Name: _______________________________

                                   Title: ____________________________________






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:       /s/ Shang-Te Chan
                                      ---------------------------------------
                                   Print Name:  PJ&K Investment, Inc.
                                             ---------------------------------
                                   Title:     Shang-Te Chan / president
                                          ------------------------------------



                                   By:            /s/ Bhupi Singh
                                        --------------------------------------
                                   Print Name:   Bhupi Singh
                                              --------------------------------
                                   Title:  Vice President, Finance
                                            Chief Financial Officer
                                            LynuxWorks, Inc.
                                         -------------------------------------


                                   By: _______________________________________

                                   Print Name: _______________________________

                                   Title: ____________________________________






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:_______________________________________
                                   Print Name:_______________________________
                                   Title: ___________________________________

                                   THE PURCHASERS:

                                   RICHARD J. LOVE

                                   By:________________________________________
                                   Print Name:________________________________
                                   Title:_____________________________________

                                   T. CHAPMAN

                                   By: _______________________________________
                                   Print Name: _______________________________
                                   Title: ____________________________________


                                   STERLING LYNUX WORKS, LLC

                                   By:         /s/ [ILLEGIBLE]^^
                                      ----------------------------------------
                                   Print Name:     [ILLEGIBLE]^^
                                              --------------------------------

                                   Title:  President, Sterling Management
                                            Group. Manager
                                          ------------------------------------








  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   VENUS CAPITAL MANAGEMENT LLC


                                   By:       /s/ Vikas Mehrotra
                                      ---------------------------------------
                                   Print Name:  Vikas Mehrotra
                                             ---------------------------------
                                   Title:      President
                                          ------------------------------------


                                   LYNX REAL TIME SYSTEMS INC.


                                   By:            /s/ Bhupi Singh
                                        --------------------------------------
                                   Print Name:   Bhupi Singh
                                              --------------------------------
                                   Title:  VP Finance, CFO
                                         -------------------------------------


                                   By: _______________________________________

                                   Print Name: _______________________________

                                   Title: ____________________________________






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:       /s/ Bhupi Singh
                                      ---------------------------------------
                                   Print Name: Bhupi Singh
                                             --------------------------------
                                   Title:     VP Finance, CFO
                                          -----------------------------------


                                   DRW VENTURE PARTNERS L.P.

                                   By: DAIN RAUSCHER CORPORATION

                                   It's: General Partner

                                   It's:_____________________________________

                                   By:        /s/ Mary Zimmer
                                        --------------------------------------
                                   Print Name:   Mary Zimmer
                                              --------------------------------
                                   Title:  Director, DRW Finance and Admin.
                                         -------------------------------------




  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:       /s/ Bhupi Singh
                                      ---------------------------------------
                                   Print Name: Bhupi Singh
                                             ---------------------------------
                                   Title:     Vice President, Finance
                                               Chief Financial Officer
                                               Lynx Real-Time Systems, Inc.
                                          ------------------------------------




                                   INVESTOR:  Dyna Investment Co., LTD

                                   By:       /s/ Y.T. Pan
                                        --------------------------------------
                                   Print Name:   Y.T. Pan
                                              --------------------------------
                                   Title:  President
                                         -------------------------------------






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                  LYNX REAL-TIME SYSTEMS, INCORPORATED


                                  By:__________________________________

                                  Print Name:__________________________

                                  Title:_______________________________



                                  NIMCO


                                  By: /s/ Aniz Gajwani
                                     ----------------------------------

                                  Print Name: ANIZ GAJWANI
                                             --------------------------

                                  Title: G. P.
                                        -------------------------------






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                             LYNX REAL-TIME SYSTEMS, INCORPORATED


                             By: /s/ Bhupi Singh
                                ---------------------------------------

                             Print Name: BHUPI SINGH
                                        -------------------------------

                             Title: Vice President, Finance
                                    Chief Financial Officer
                                    Lynx Real-Time Systems, Inc.
                                   ------------------------------------



                             INVESTOR: Lite-On Inc.


                             By: /s/ Raymond Soong
                                ---------------------------------------

                             Print Name: RAYMOND SOONG
                                        -------------------------------
                             Title: Chairman
                                   ------------------------------------


  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                              LYNX REAL-TIME SYSTEMS, INCORPORATED


                              By: /s/ Bhupi Singh
                                 --------------------------------------

                              Print Name: BHUPI SINGH
                                         ------------------------------

                              Title:  CFO
                                    -----------------------------------


                              SUN VENTURE CAPITAL PARTNERS I, L.P.


                              By: SUN VENTURE CAPITAL ADVISORS, Inc


                              By: /s/ Rodger Krouse
                                 --------------------------------------
                              Print Name: RODGER KROUSE
                                         ------------------------------

                              Title:  President
                                    -----------------------------------



  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                             LYNX REAL-TIME SYSTEMS, INCORPORATED


                             By:/s/ Bhupi Singh
                                ---------------------------------------

                             Print Name: BHUPI SINGH
                                        -------------------------------

                             Title: CFO
                                   ------------------------------------



                             INVESTOR:

                             Grand Pacific Investment & Development Co., Ltd.


                             By: /s/ Harry Huang
                                ---------------------------------------

                             Print Name: HARRY HUANG
                                        -------------------------------

                             Title: Chairman
                                   ------------------------------------




SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.



                               LYNX REAL-TIME SYSTEMS, INCORPORATED


                               By: /s/ Bhupi Singh
                                  -------------------------------------

                               Print Name: BHUPI SINGH
                                          -----------------------------

                               Title:  VP Finance  CFO
                                     ----------------------------------



                               HOLDERS - Mavish Partnership


                               By: /s/ Kantilal H. Khokhani
                                  -------------------------------------

                               Print Name: KANTILAL H. KHOKHANI
                                          -----------------------------

                               Title: Partner
                                     ----------------------------------




  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                             LYNX REAL-TIME SYSTEMS, INCORPORATED


                             By: /s/ Bhupi Singh
                                ---------------------------------------

                             Print Name: BHUPI SINGH
                                        -------------------------------

                             Title: CFO
                                   ------------------------------------


                             HOLDERS


                             By: /s/ Ashok Kapur
                                ---------------------------------------

                             Print Name:  ASHOK KAPUR
                                        -------------------------------

                             Title:____________________________________



  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                LYNX REAL-TIME SYSTEMS, INCORPORATED


                                By: /s/ Bhupi Singh
                                   ------------------------------------

                                Print Name: BHUPI SINGH
                                           ----------------------------

                                Title:  CFO
                                      ---------------------------------


                                INVESTOR:


                                By: /s/ Ann P. Shen
                                   ------------------------------------

                                Print Name: ANN P. SHEN
                                           ----------------------------

                                Title:_________________________________




  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                              LYNX REAL-TIME SYSTEMS, INCORPORATED


                              By: /s/ Bhupi Singh
                                 --------------------------------------

                              Print Name: BHUPI SINGH
                                         ------------------------------

                              Title:  CFO
                                    -----------------------------------


                              INVESTOR:


                              By: /s/ Chiu, Chu-Chuan
                                 --------------------------------------

                              Print Name:  CHIU, CHU-CHUAN
                                         ------------------------------

                              Title:___________________________________



  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                LYNX REAL-TIME SYSTEMS, INCORPORATED


                                By: /s/ Bhupi Singh
                                   ------------------------------------

                                Print Name: BHUPI SINGH
                                           ----------------------------

                                Title: CFO
                                      ---------------------------------



                                INVESTOR:


                                By: /s/ Ming-Fu, Huang
                                   ------------------------------------

                                Print Name: MING-FU, HUANG
                                           ----------------------------

                                Title:_________________________________



  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                              LYNX REAL-TIME SYSTEMS, INCORPORATED


                              By: /s/ Bhupi Singh
                                 --------------------------------------

                              Print Name: BHUPI SINGH
                                         ------------------------------

                              Title:  VP FINANCE, CFO.
                                    -----------------------------------



                              INVESTOR: Century Venture Capital


                              By: /S/ Paul P. Wang
                                 --------------------------------------

                              Print Name: PAUL P. WANG
                                         ------------------------------

                              Title: President
                                    -----------------------------------



  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:       /s/ Bhupi Singh
                                      ---------------------------------------
                                   Print Name: Bhupi Singh
                                             ---------------------------------
                                   Title:     VP Finance, CFO
                                          ------------------------------------


                                   INVESTOR:  TICS Venture Capital

                                   By:         /s/ Paul P. Wang
                                        --------------------------------------
                                   Print Name:   Paul P. Wang
                                              --------------------------------
                                   Title:  Chairman
                                         -------------------------------------






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:_______________________________________
                                   Print Name:_______________________________
                                   Title: ___________________________________


                                   HOLDER
                                   280 Venture LLC

                                   By:  280 Venture Management LLC

                                   It's: Manager
                                         -------------------------------------

                                   By:            /s/ Richard Sands
                                        --------------------------------------
                                   Print Name:   Richard Sands
                                              --------------------------------
                                   Title:  Manager
                                         -------------------------------------






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:_______________________________________
                                   Print Name:_______________________________
                                   Title: ___________________________________



                                   HOLDER
                                   SBS Descendents Trust

                                   It's: Trustee
                                        -------------------------------------
                                   By:            /s/ Martin Sands
                                        --------------------------------------
                                   Print Name:   Martin Sands
                                              --------------------------------
                                   Title:  Trustee
                                         -------------------------------------






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:_______________________________________
                                   Print Name:_______________________________
                                   Title: ___________________________________



                                   HOLDER
                                   MSS Descendants Trust

                                   It's:   Trustee
                                         ------------------------------------
                                   By:            /s/ Steven Sands
                                        --------------------------------------
                                   Print Name:    Steven Sands
                                              --------------------------------
                                   Title:  Trustee
                                         -------------------------------------






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:_______________________________________
                                   Print Name:_______________________________
                                   Title: ___________________________________



                                   HOLDER
                                   Sands Brothers Venture Capital LLC
                                   By: SB Venture Capital Management LLC
                                   It's: Manager
                                         ------------------------------------

                                   By:           /s/ Martin Sands
                                        -------------------------------------
                                   Print Name:       Martin Sands
                                              -------------------------------
                                   Title:  Manager
                                         ------------------------------------






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:_______________________________________
                                   Print Name:_______________________________
                                   Title: ___________________________________



                                   HOLDER

                                   Kahe & Adam Bridge Partner L.P.

                                   By: Kahe Bridge Partners Corp.

                                   It's:  General Partner
                                        --------------------------------------
                                   By:        /s/ Steven Sands
                                        --------------------------------------
                                   Print Name:   Steven Sands
                                              --------------------------------
                                   Title:  President
                                         -------------------------------------






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:_______________________________________
                                   Print Name:_______________________________
                                   Title: ___________________________________



                                   HOLDER

                                   It's:
                                        --------------------------------------

                                   By:        /s/ Robert Spiegel
                                        --------------------------------------
                                   Print Name:   Robert Spiegel
                                              --------------------------------
                                   Title:
                                         -------------------------------------






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:_______________________________________
                                   Print Name:_______________________________
                                   Title: ___________________________________



                                   HOLDER


                                   It's:
                                        --------------------------------------

                                   By:        /s/ Richard Sands
                                        --------------------------------------
                                   Print Name:   Richard Sands
                                              --------------------------------
                                   Title:
                                         -------------------------------------






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:_______________________________________
                                   Print Name:_______________________________
                                   Title: ___________________________________



                                   HOLDER

                                   It's:
                                        _____________________________________

                                   By:            /s/ [ILLEGIBLE]^^
                                        -------------------------------------
                                   Print Name:        [ILLEGIBLE]^^
                                              -------------------------------
                                   Title:
                                         ------------------------------------






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:       /s/ Bhupi Singh
                                      ---------------------------------------
                                   Print Name:    Bhupi Singh
                                               ------------------------------
                                   Title:   CFO
                                          -----------------------------------




                                   INVESTOR:

                                   By:        /s/ Fu Jui Hsing
                                       ---------------------------------------
                                   Print Name:   Fu-Jui Hsing
                                              --------------------------------

                                   Title: ------------------------------------








  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:       /s/ Bhupi Singh
                                      ---------------------------------------
                                   Print Name:    Bhupi Singh
                                               ------------------------------
                                   Title:   Vice President, Finance
                                             Chief Financial Officer
                                             Lynx Real-Time Systems, Inc.
                                          -----------------------------------



                                   MONET CAPITAL FUND I, LP

                                   By:        /s/ Hsiang-Wen Chen
                                        --------------------------------------
                                   Print Name:   HSIANG-WEN CHEN
                                              --------------------------------
                                   Title:  General Partner of Monet
                                          ------------------------------------
                                            Capital Fund I, LP
                                         -------------------------------------




                                   By: _______________________________________
                                   Print Name:________________________________
                                   Title: ____________________________________








  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.






                                   By:       /s/ Dhimant N. Bhayani
                                      ---------------------------------------
                                   Print Name: Dhimant N. Bhayani
                                             ---------------------------------
                                   Title:     Individual
                                          ------------------------------------


                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:            /s/ Bhupi Singh
                                        --------------------------------------
                                   Print Name:   Bhupi Singh
                                              --------------------------------
                                   Title:  CFO.
                                         -------------------------------------






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.





                                   By:       /s/ Dhimant N. Bhayani
                                      ---------------------------------------
                                   Print Name: Dhimant N. Bhayani
                                             --------------------------------
                                   Title:     Managing Partner
                                          -----------------------------------

                                   INC3 Ventures, LLC issue shares as
                                   INC3 Ventures Series I, L.P.
                                   ------------------------------------------

                                   LYNX REAL-TIME SYSTEMS, INC.


                                   By:            /s/ Bhupi Singh
                                        -------------------------------------
                                   Print Name:   Bhupi Singh
                                              -------------------------------
                                   Title:  CFO.
                                         ------------------------------------





  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:        /s/ Bhupi Singh
                                      ---------------------------------------
                                   Print Name: Bhupi Singh
                                             ---------------------------------
                                   Title:  Vice President, Finance
                                            Chief Financial Officer
                                            Lynx Real-Time Systems, Inc.
                                          ------------------------------------


                                   INVESTOR: Techgains Pan-Pacific Corporation

                                   By:            /s/ Andrew Kang
                                        --------------------------------------
                                   Print Name:   Andrew Kang
                                              --------------------------------
                                   Title:  Managing Director
                                         -------------------------------------







  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:       /s/ Bhupi Singh
                                      ---------------------------------------
                                   Print Name:  Bhupi Singh
                                             ---------------------------------
                                   Title:  Vice President, Finance
                                            Chief Financial Officer
                                            Lynx Real-Time Systems, Inc.
                                          ------------------------------------


                                   Techgains International Corporation

                                   INVESTOR:

                                   By:            /s/ Andrew Kang
                                        --------------------------------------
                                   Print Name:   Andrew Kang
                                              --------------------------------
                                   Title:  Managing Director
                                         -------------------------------------






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:       /s/ Bhupi Singh
                                      ---------------------------------------
                                   Print Name: Bhupi Singh
                                             ---------------------------------
                                   Title:  Vice President, Finance
                                            Chief Financial Officer
                                            Lynx Real-Time Systems, Inc.
                                          ------------------------------------


                                   TEFA CAPITAL INC.


                                   By:            /s/ Hsiang-Wen Chen
                                        --------------------------------------
                                   Print Name:   Hsiang-Wen Chen
                                              --------------------------------
                                   Title:  General Partner of
                                           TEFA CAPITAL INC.
                                         -------------------------------------


                                   By: _______________________________________

                                   Print Name: _______________________________

                                   Title: ____________________________________






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:       /s/ Bhupi Singh
                                      ---------------------------------------
                                   Print Name: Bhupi Singh
                                             ---------------------------------
                                   Title:     VP Finance, CFO
                                          ------------------------------------


                                   INVESTOR:  Fast Access Holdings Inc.


                                   By:            /s/ Virginia Shu
                                        --------------------------------------
                                   Print Name:   Virginia Shu
                                              --------------------------------
                                   Title:  Executive Vice President
                                         -------------------------------------






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:       /s/ Bhupi Singh
                                      ---------------------------------------
                                   Print Name: Bhupi Singh
                                             ---------------------------------
                                   Title:     VP, Finance, CFO
                                          ------------------------------------



                                   By:            /s/ Bipin A. Shah
                                        --------------------------------------
                                   Print Name:   Bipin A. Shah & Rekha B. Shah
                                              --------------------------------
                                                  Living Trust Dated 8-13-92
                                   Title:  Trustee.
                                         -------------------------------------







  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:       /s/ Bhupi Singh
                                      ---------------------------------------
                                   Print Name: Bhupi Singh
                                             ---------------------------------
                                   Title:     VP Finance CFO
                                          ------------------------------------


                                   F&B Limited Liability company


                                   By:            /s/ Frank Cheng
                                        --------------------------------------
                                   Print Name:   Frank Cheng
                                              --------------------------------
                                   Title:  President.
                                         -------------------------------------






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:       /s/ Bhupi Singh
                                      ---------------------------------------
                                   Print Name: Bhupi Singh
                                             ---------------------------------
                                   Title:     VP Finance, CFO
                                          ------------------------------------


                                   INVESTOR:

                                   By:             /s/ [ILLEGIBLE]^^
                                        --------------------------------------
                                   Print Name:         [ILLEGIBLE]^^
                                              --------------------------------
                                   Title:  President
                                         -------------------------------------






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:       /s/ Bhupi Singh
                                      ---------------------------------------
                                   Print Name: Bhupi Singh
                                             ---------------------------------
                                   Title:     VP Finance, CFO
                                          ------------------------------------


                                   INVESTOR:


                                   By:            /s/ Steven Hung
                                        --------------------------------------
                                   Print Name:   Steven Hung
                                              --------------------------------
                                   Title:  President
                                         -------------------------------------






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:_______________________________________
                                   Print Name:_______________________________
                                   Title: ___________________________________


                                   DRW VENTURE PARTNERS L.P.

                                   By: DAIN RAUSCHER CORPORATION

                                   It's: General Partner

                                   It's: ____________________________________

                                   By:            /s/ Mary Zimmer
                                        --------------------------------------
                                   Print Name:   Mary Zimmer
                                              --------------------------------
                                   Title:  Director, DRW Finance and Admin
                                         -------------------------------------






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement effective as of the day and year first above written.




                                   LYNX REAL-TIME SYSTEMS, INCORPORATED


                                   By:_______________________________________
                                   Print Name:_______________________________
                                   Title: ___________________________________


                                   INVESTOR: Tekkang Management Consulting Inc.

                                   By:            /s/ C.C. Chen
                                        --------------------------------------
                                   Print Name:________________________________
                                   Title:_____________________________________






  SIGNATURE PAGE FOR LYNX REAL-TIME SYSTEMS, INCORPORATED SERIES F AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT